UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2006


             J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6 (Exact name of registrant as specified in its charter)


               J.P. Morgan Chase Commercial Mortage Securities Corp.
             (Exact name of depositor as specified in its charter)

               Eurohypo AG
               Nomura Credit & Capital Inc.
               PNC Bank, National Association
               IXIS Real Estate Capital Inc.
               JP Morgan Chase Bank, National Association

              (Exact name of sponsor as specified in its charter)


 New York                 333-126661
 (State or other          (Commission                   54-2196564
 jurisdiction              File Number)                 54-2196565
 of incorporation)                                      54-6708174
                                                        54-6708175
                                                       (IRS Employer
                                                        Identification No.)



   c/o Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD                                                    21045
   (Address of principal executive offices)                        (Zip Code)

   (410) 884-2000
   (Registrant's telephone number, including area code)


   Not Applicable
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 6 - Asset-Backed Securities

 Item 6.04 - Failure to Make a Required Distribution.

   Due to a delay in the receipt of funds required, the distribution to holders scheduled for July 17, 2006 was made on July 18, 2006.



 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6
 (Registrant)


  By:   J.P. Morgan Chase Commercial Mortgage Corp. as Depositor
  By: /s/ Charles Y. Lee
  By: Charles Y. Lee as Vice President

Date: July 20, 2006